UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-5349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

4900 Sears Tower, Chicago, Illinois 60606-6303

(Address of principal executive offices) (Zip code)

Howard B. Surloff, Esq.	Copies to:
Goldman, Sachs & Co.	Jeffrey A. Dalke, Esq.
One New York Plaza	Drinker Biddle & Reath LLP
New York, New York 10004	One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: AUGUST 31

Date of reporting period: FEBRUARY 29, 2004

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman SachsFunds R E S E A R C H S E L E C T F U N D SMSemiannual Report February 29, 2004 Long-term growth of capital potential through a focused portfolio of U.S. equity investments

Goldman Sachs Research Select FundSM NOT FDIC-INSURED May Lose Value No Bank Guarantee

GOLDMAN SACHS RESEARCH SELECT FUND

How Is the Goldman Sachs Research Select Fund Constructed?

Through this Fund, investors can access the best research ideas of the Goldman Sachs Value and Growth investment teams.

INVESTMENT OBJECTIVE

Long-term growth of capital by investing in a focused portfolio of U.S. equity investments.


CAPITALIZE ON THE BEST IDEAS IN VALUE AND GROWTH THROUGH A DIVERSIFIED PORTFOLIO
How Do We Construct the Fund?
Large- to Mid-Cap Value
150–200 stocks with improving earnings
Large- to Mid-Cap Growth
150–200 stocks with sustainable growth prospects
Identify the optimal mix of companies, as well as sector and industry weights
Monitor and understand total portfolio risk
Professional and efficient portfolio rebalancing
RESEARCH SELECT FUND
40–60 stocks

1

G O L D M A N S A C H S R E S E A R C H S E L E C T F U N D Portfolio Results Dear Shareholder, This report provides an overview on the performance of the Goldman Sachs Research Select Fund during the six-month reporting period that ended February 29, 2004. Performance Review Over the six-month period that ended February 29, 2004 the Fund’s Class A, B, C, Institutional, and Service Shares generated cumulative total returns, without sales charges, of 13.27%, 12.68%, 12.86%, 13.09%, and 13.12%, respectively. These returns compare to the 14.59% cumulative total return of the Fund’s benchmark, the S&P 500 Index (with dividends reinvested). While the Fund generated solid absolute results during the period, it lagged its benchmark on a relative basis. This was largely the result of the Fund’s relative underperformance in certain Finance and Media companies. Conversely, a number of holdings in the Oil & Gas and Technology sectors enhanced results. In the Finance sector, the Fund’s holdings in XL Capital Ltd., Bank of America Corp., and The Charles Schwab Corp. negatively impacted performance. In the case of Bank of America, its stock price reacted strongly to the announcement that it would acquire FleetBoston Financial. The deal, if effected, should extend Bank of America’s franchise to New Jersey, New York, and all of New England. While the short-term stock price drop impacted performance, it has recovered as investors have become more comfortable with the prospects for the acquisition. The performance of the Fund’s Media companies that are exposed to radio also hurt results. In particular, Viacom, Inc. and Clear Channel Communications, Inc. detracted from results. Investors maintained their negative view on radio-exposed companies due to the sluggish local advertising market. We are less focused on the month-to-month fluctuations in sentiment; rather, we prefer to concentrate on the long-term catalysts for growth in the industry. The Fund enjoyed positive returns from several Energy companies, including ConocoPhillips and Burlington Resources, Inc. The sustainability of high gas prices has contributed to an increase in these companies’ share prices. In the case of Burlington Resources, we have been impressed by the management team’s increased focus on return on invested capital and use of free cash flow to benefit shareholders. In the Technology Industry, strong results from QUALCOMM, Inc, CDW Corp., and Activision, Inc. benefited the Fund’s absolute and relative performance. Portfolio Positioning The Research Select Fund is a U.S. large-cap portfolio that blends the “best ideas” from Goldman Sachs Asset Management’s Growth and Value investment teams. During the reporting period, these teams continued to utilize their disciplined investment process and global research network to seek compelling investment opportunities. Throughout the period, the Fund continued to be style neutral.

G O L D M A N S A C H S R E S E A R C H S E L E C T F U N D Portfolio Highlights While the Fund underperformed its benchmark during the reporting period, there were a number of holdings that enhanced results, including the following: AT&T Wireless Services, Inc. — AT&T Wireless was recently added to the Fund due to its compelling valuation, solid balance sheet and cash flow, prospects for improving operating margins, and the strength of its competitive position within the market. The stock rallied as Cingular won the bidding contract over Vodafone to acquire the company. PepsiCo, Inc. — Pepsi continues to exert its dominance in both the non-carbonated beverage and salty snack food categories. Both of these businesses generate large amounts of free cash flow for the company. Pepsi has the leading beverage in the sports drinks (Gatorade), water (Aquafina), and juice (Tropicana) categories. In the snack foods area, Frito-Lay owns nine of the top 10brands in the U.S. including Frito-Lay, Cheetos, and Ruffles. Pepsi’s recent success is a result of a strategy that focuses on continuing to enhance its core Frito-Lay business, with strategic acquisitions that leverage the company’s distribution system. Cendant Corp. — Cendant is a consumer and business services company primarily operating in two broad segments: travel services and real estate services. The company owns leading franchises within its business segments, as virtually all of its businesses are the number one or number two players in their respective industries. Cendant’s business model focuses on primarily franchising, outsourcing, and marketing its service-oriented businesses. It generally seeks to avoid asset ownership; however it will opportunistically take ownership positions when advantageous. The results of this model are high margins, strong cash flow generation, and few capital requirements. We thank you for your investment and look forward to your continued confidence. Goldman Sachs Growth and Value Investment Teams New York, March 18, 2004

G O L D M A N S A C H S R E S E A R C H S E L E C T F U N Fund Basics as of February 29, 2004 Assets Under Management $288.7 Million Number of Holdings 50 N A S D A Q S Y M B O L S Class AShares GSRAX Class BShares GSRBX Class CShares GSRCX Institutional Shares GSRIX ServiceShares GSRSX P E R F O R M A N C E R E V I E W Fund Total Return September 1, 2003–February 29, 2004(based on NAV)1S&P 500 Index2
Class A13.27%14.59% Class B12.6814.59 Class C12.8614.59 Institutional 13.0914.59 Service13.1214.59 1The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges. 2The S&P 500 Index (with dividends reinvested) is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. S TA N D A R D I Z E D T O TA L R E T U R N S 3 For the period ended 12/31/03Class AClass BClass CInstitutionalService One Year18.55%19.54%23.54%26.05%25.35% Since Inception-14.02-14.03-13.29-12.29-12.72 (6/19/00) 3The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. Total return figures in the above charts represent past performance and do not guarantee future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.gs.com to obtain the most recent month-end returns. Performance reflects expense limita- tions in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. T O P 1 0 H O L D I N G S A S O F 2 / 2 9 / 0 4 4 Holding% of Net AssetsLine of Business Pfizer, Inc.3.6%Drugs Microsoft Corp.3.4Computer Software PepsiCo, Inc.3.2Food & Beverage Burlington Resources, Inc. 3.0Energy Resources ConocoPhillips3.0Energy Resources First Data Corp.2.9Information Services Citigroup, Inc.2.9Large Banks Univision Communications, Inc.2.8Media RenaissanceRe Holdings Ltd.2.8Property Insurance Bank of America Corp.2.8Large Banks 4The top 10 holdings may not be representative of the Fund’s future investments. From June 19, 2000 to September 22, 2002, the Fund purchased only equity securities that were included in the Goldman Sachs Global Investment Research Division’s U.S. Select List. Certain changes to the Fund’s portfolio management team and principal investment strategies became effective on September 23, 2002, as reflected in the Fund’s Prospectus. Effective September 23, 2002, the Fund does not invest in equity securities based on the Goldman Sachs Global Investment Research Division’s U.S. Select List.

GOLDMAN SACHS RESEARCH SELECT FUND

Statement of Investments
February 29, 2004 (Unaudited)

Shares	Description	Value
Common Stocks – 98.8%

Computer Hardware – 5.7%
60,265	CDW Corp.	$4,169,133
267,101	Cisco Systems, Inc.*	6,170,033
190,600	Dell, Inc.*	6,223,090

		16,562,256

Computer Software – 6.3%
257,767	Activision, Inc.*	5,415,685
67,200	Electronic Arts, Inc.*	3,169,152
365,500	Microsoft Corp.	9,685,750

		18,270,587

Defense/ Aerospace – 1.4%
43,230	General Dynamics Corp.	3,982,348

Drugs – 5.8%
280,325	Pfizer, Inc.	10,273,911
163,800	Wyeth	6,470,100

		16,744,011

Electrical Utilities – 1.7%
73,800	Exelon Corp.	4,954,932

Energy Resources – 6.0%
147,900	Burlington Resources, Inc.	8,658,066
125,225	ConocoPhillips	8,624,246

		17,282,312

Food & Beverage – 5.1%
176,200	PepsiCo, Inc.	9,144,780
96,600	Wm. Wrigley Jr. Co.	5,432,784

		14,577,564

Home Products – 6.6%
78,375	Avon Products, Inc.	5,533,275
126,600	Colgate-Palmolive Co.	7,019,970
62,950	The Procter & Gamble Co.	6,453,004

		19,006,249

Hotel & Leisure – 2.5%
316,600	Cendant Corp.	7,186,820

Information Services – 5.3%
203,100	First Data Corp.	8,323,038
175,700	Sabre Holdings Corp.	3,986,633
38,500	The McGraw-Hill Companies, Inc.	3,009,545

		15,319,216

Large Banks – 7.8%
98,025	Bank of America Corp.	8,030,208
164,575	Citigroup, Inc.	8,271,539
109,300	Wells Fargo & Co.	6,268,355

		22,570,102

Media – 12.0%
176,300	Clear Channel Communications, Inc.	7,587,952
81,400	EchoStar Communications Corp.*	2,940,168
68,750	Fox Entertainment Group, Inc.*	1,995,125
68,475	Lamar Advertising Co.*	2,718,457
207,000	Time Warner, Inc.*	3,570,750
230,100	Univision Communications, Inc.*@	8,198,463
198,000	Viacom, Inc.	7,615,080

		34,625,995

Medical Products – 1.4%
143,000	Baxter International, Inc.	4,164,160

Medical Providers – 1.9%
165,200	Caremark Rx, Inc.*	5,329,352

Parts & Equipment – 3.7%
78,300	Eaton Corp.	4,583,682
215,300	Tyco International Ltd.	6,151,121

		10,734,803

Property Insurance – 4.5%
152,350	RenaissanceRe Holdings Ltd.	8,066,933
62,240	XL Capital Ltd.	4,771,318

		12,838,251

Regional Banks – 2.6%
78,475	M&T Bank Corp.	7,537,524

Retail – 5.9%
136,100	Dollar Tree Stores, Inc.*	4,205,490
88,000	Family Dollar Stores, Inc.	3,347,520
103,850	The Home Depot, Inc.	3,770,794
97,200	Wal-Mart Stores, Inc.	5,789,232

		17,113,036

Specialty Financials – 7.9%
57,540	Countrywide Financial Corp.	5,272,390
106,900	Fannie Mae	8,006,810
73,800	Freddie Mac	4,569,696
405,900	The Charles Schwab Corp.	4,968,216

		22,817,112

Telecommunications Equipment – 2.2%
100,000	QUALCOMM, Inc.	6,345,000

Tobacco – 1.5%
76,790	Altria Group Inc.	4,419,265

Wireless – 1.0%
213,040	AT&T Wireless Services, Inc.*	2,893,083

TOTAL COMMON STOCKS
(Cost $224,576,038)		$285,273,978

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS RESEARCH SELECT FUND

Statement of Investments (continued)
February 29, 2004 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement – 1.3%

Joint Repurchase Agreement Account II^
$3,600,000	1.07%	03/01/2004	$3,600,000
Maturity Value: $3,600,320

TOTAL REPURCHASE AGREEMENT
(Cost $3,600,000)			$3,600,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $228,176,038)			$288,873,978

Shares	Description	Value
Securities Lending Collateral – 0.3%

950,400	Boston Global Investment Trust – Enhanced Portfolio	$950,400

TOTAL SECURITIES LENDING COLLATERAL
(Cost $950,400)		$950,400

TOTAL INVESTMENTS
(Cost $229,126,438)		$289,824,378

*	Non-income producing security.
^	Repurchase agreement was entered into on February 27, 2004.
@	All or a portion of security is on loan.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RESEARCH SELECT FUND

Statement of Assets and Liabilities
February 29, 2004 (Unaudited)

Assets:

Investment in securities, at value (identified cost $228,176,038)	$288,873,978
Securities lending collateral, at value	950,400
Cash	21,967
Receivables:
Investment securities sold	1,468,203
Dividends and interest	329,802
Fund shares sold	118,214
Securities lending income	154
Other assets	11,240

Total assets	291,773,958

Liabilities:

Payables:
Fund shares repurchased	1,587,365
Payable upon return of securities loaned	950,400
Amounts owed to affiliates	490,013
Accrued expenses	84,201

Total liabilities	3,111,979

Net Assets:

Paid-in capital	701,064,842
Accumulated net investment loss	(870,344)
Accumulated net realized loss on investment transactions	(472,230,459)
Net unrealized gain on investment transactions	60,697,940

NET ASSETS	$288,661,979

Net asset value, offering and redemption price per share:(a)
Class A	$6.40
Class B	$6.22
Class C	$6.23
Institutional	$6.48
Service	$6.38

Shares outstanding:
Class A	15,425,528
Class B	21,325,046
Class C	8,735,357
Institutional	449,887
Service	2,262

Total shares outstanding, $.001 par value (unlimited number of shares authorized)	45,938,080

(a)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares is $6.77. At redemption, Class B and C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS RESEARCH SELECT FUND

Statement of Operations
For the Six Months Ended February 29, 2004 (Unaudited)

Investment income:

Dividends	$2,001,936
Interest (Including securities lending income of $3,924)	19,521

Total income	2,021,457

Expenses:

Management fees	1,474,192
Distribution and Service fees(a)	1,080,002
Transfer Agent fees(b)	277,940
Custody and accounting fees	52,600
Printing fees	31,213
Professional fees	18,900
Registration fees	15,577
Trustee fees	6,143
Service Share fees	34
Other	39,256

Total expenses	2,995,857

Less — expense reductions	(69,766)

Net expenses	2,926,091

NET INVESTMENT LOSS	(904,634)

Realized and unrealized gain on investment transactions:

Net realized gain from investment transactions	30,100,600
Net change in unrealized gain on investments	6,525,612

Net realized and unrealized gain on investment transactions	36,626,212

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$35,721,578

(a)	Class A, Class B and Class C Shares had Distribution and Service fees of $126,605, $668,856, and $284,541, respectively.
(b)	Class A, Class B, Class C, Institutional Class and Service Class Shares had Transfer Agent fees of $96,220, $127,082, $54,063, $572 and $3, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RESEARCH SELECT FUND

Statements of Changes in Net Assets

	For the
	Six Months Ended	For the
	February 29, 2004	Year Ended
	(Unaudited)	August 31, 2003

From operations:

Net investment loss	$(904,634)	$(2,587,934)
Net realized gain (loss) from investment and futures transactions	30,100,600	(50,865,618)
Net change in unrealized gain on investments and futures	6,525,612	87,754,632

Net increase in net assets resulting from operations	35,721,578	$34,301,080

From share transactions:

Proceeds from sales of shares	3,075,678	8,698,371
Cost of shares repurchased	(53,100,192)	(106,831,332)

Net decrease in net assets resulting from share transactions	(50,024,514)	(98,132,961)

TOTAL DECREASE	(14,302,936)	(63,831,881)

Net assets:

Beginning of period	302,964,915	366,796,796

End of period	$288,661,979	$302,964,915

Accumulated undistributed net investment income (loss)	$(870,344)	$34,920

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS RESEARCH SELECT FUND

Notes to Financial Statements
February 29, 2004 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended, (“the Act”) as an open-end management investment company. The Trust includes the Goldman Sachs Research Select Fund (the “Fund”). The Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Investments in securities traded on a U.S. securities exchange or the Nasdaq system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available or are deemed to be inaccurate by the Investment Adviser are valued at fair value using methods approved by the Trust’s Board of Trustees.

B. Security Transactions and Investment Income — Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes and reclaims where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.

     Net investment income (other than class-specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.

C. Federal Taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gain, or from paid-in capital, depending on the type of book/tax differences that may exist.

GOLDMAN SACHS RESEARCH SELECT FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual fund of the Trust are allocated to the Fund on a straight-line or pro rata basis depending upon the nature of the expense.

     Class A, Class B and Class C Shares bear all expenses and fees relating to their respective Distribution and Service Plans. Service Shares bear all expenses and fees relating to its Service and Shareholder Administration Plans. Each class of shares of the Fund separately bears its respective class-specific Transfer Agency fees.

E. Segregation Transactions — The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

F. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Fund, including accrued interest, is required to equal or exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under triparty repurchase agreements.

3. AGREEMENTS

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co., serves as investment adviser pursuant to an Investment Management Agreement (the “Agreement”) with the Trust on behalf of the Fund. Under this Agreement, GSAM manages the Fund, subject to the general supervision of the Trust’s Board of Trustees. As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, the investment adviser is entitled to a fee (“Management fee”), computed daily and payable monthly, at an annual rate equal to 1.00% of the average daily net assets of the Fund.
     GSAM has voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding Management fees, Distribution and Service fees, Transfer Agent fees, taxes, interest, brokerage, litigation, Service Share fees, indemnification costs, shareholder meeting and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, 0.064% of the average daily net assets of the Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any.

 GOLDMAN SACHS RESEARCH SELECT FUND

Notes to Financial Statements (continued)

February 29, 2004 (Unaudited)

3. AGREEMENTS (continued)

     For the six months ended February 29, 2004, GSAM reimbursed approximately $69,400. In addition, the Fund has entered into certain offset arrangements with the custodian resulting in a reduction in the Fund’s expenses. For the six months ended February 29, 2004, custody fees were reduced by approximately $400.

     The Trust, on behalf of the Fund, has adopted Distribution and Service Plans. Under the Plans, Goldman Sachs and/or Authorized Dealers are entitled to a monthly fee for distribution services equal, on an annual basis, to 0.25%, 0.75% and 0.75% of the Fund’s average daily net assets attributable to Class A, Class B and Class C Shares, respectively. Additionally, Goldman Sachs and/or Authorized Dealers are entitled to receive, under the Plans, a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Class B or Class C Shares.
     Goldman Sachs serves as the distributor of shares of the Fund pursuant to Distribution Agreements. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. During the six months ended February 29, 2004, Goldman Sachs has advised the Fund that it retained approximately $3,000 and $200 from Class A and Class B Shares, respectively, and did not retain any amounts from Class C shares.
     Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares.
     The Trust, on behalf of the Fund, has adopted a Service Plan and Shareholder Administration Plan (the “Plans”). These Plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan provide for compensation to the service organizations in an amount up to 0.25% and 0.25%, respectively, (on an annualized basis), of the average daily net asset value of the Service Shares.
     At February 29, 2004, the amounts owed to affiliates were approximately $231,000, $169,000, $43,000 and $47,000 for Management fees, Distribution and Service fees, Transfer Agent fees and over-reimbursement of expenses by GSAM, respectively.

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds of sales and maturities of securities (excluding short-term investments and futures transactions) for the six months ended February 29, 2004, were $65,459,231 and $117,211,596, respectively.
     For the six months ended February 29, 2004, Goldman Sachs earned approximately $23,000 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

Futures Contracts — The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Futures contracts are valued at the last settlement price at the end of each day on the board of trade or exchange upon which they traded. Upon entering into a futures contract, the Fund is required to deposit with a broker or the Fund’s custodian bank an amount of cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund daily, depending on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.

     The use of futures contracts involve, to varying degrees, elements of market risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund’s hedging strategies and potentially result in a loss.
     At February 29, 2004, the Fund did not have any open futures contracts.

GOLDMAN SACHS RESEARCH SELECT FUND

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through its securities lending agent, Boston Global Advisers (BGA) — a wholly owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs. In accordance with the Fund’s securities lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. As with other extensions of credit, the Fund bears the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
     Both the Fund and BGA receive compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the six months ended February 29, 2004 is reported parenthetically on the Statement of Operations. For the six months ended February 29, 2004, the Fund did not lend securities to Goldman Sachs. For the six months ended February 29, 2004, BGA earned approximately $700 in fees as securities lending agent. At February 29, 2004, the Fund had securities on loan having a market value of $940,632 collateralized by cash in the amount of $950,400, which was invested in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940 and is managed by GSAM, for which GSAM receives an investment advisory fee. The Enhanced Portfolio invests in high quality money market instruments. The Fund bears the risk of incurring a loss from the investment of cash collateral due to either credit or market factors. At February 29, 2004, the Fund had no outstanding securities on loan to Goldman Sachs.

6. LINE OF CREDIT FACILITY

The Fund participates in a $350,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires the Fund to pay a fee based on the amount of the commitment, that has not been utilized. During the six months ended February 29, 2004, the Fund did not have any borrowings under this facility.

 GOLDMAN SACHS RESEARCH SELECT FUND

Notes to Financial Statements (continued)

February 29, 2004 (Unaudited)

7. JOINT REPURCHASE AGREEMENT ACCOUNT

Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Fund, together with other registered investment companies having management agreements with GSAM or its affiliates, transfers uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.
     At February 29, 2004, the Fund had an undivided interest in the following Joint Repurchase Agreement Account II which equaled $3,600,000 in principal amount. At February 29, 2004, the following repurchase agreements held in this joint account were fully collateralized by Federal Agency obligations:

	Principal	Interest	Maturity	Maturity
Repurchase Agreements	Amount	Rate	Date	Value

Banc of America Securities LLC	$1,550,000,000	1.07%	03/01/2004	$1,550,138,208

Deutsche Bank Securities, Inc.	600,000,000	1.06	03/01/2004	600,053,000

Greenwich Capital Markets	500,000,000	1.06	03/01/2004	500,044,167

J.P. Morgan Chase & Co.	523,600,000	1.08	03/01/2004	523,647,124

Lehman Brothers	500,000,000	1.08	03/01/2004	500,045,000

Morgan Stanley	400,000,000	1.08	03/01/2004	400,036,000

UBS LLC	1,400,000,000	1.06	03/01/2004	1,400,123,667

UBS LLC	200,000,000	1.07	03/01/2004	200,017,833

Westdeutsche Landesbank AG	550,000,000	1.07	03/01/2004	550,049,042

TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT II	$6,223,600,000			$6,224,154,041

GOLDMAN SACHS RESEARCH SELECT FUND

8. ADDITIONAL TAX INFORMATION

As of the Fund’s most recent fiscal year end, August 31, 2003, the Fund’s capital loss carry forward and certain timing differences on a tax basis are as follows:

$ Amount

Timing differences (post October losses)	$(1,142,522)
Capital loss carryforward	(496,839,613)
Capital loss carryforward years of expiration	2009-2011

At February 29, 2004, the Fund’s aggregate security unrealized gains and losses based on a cost for U.S. federal income tax purposes was as follows:

$ Amount

Tax Cost	$233,441,072

Gross unrealized gain	56,811,462
Gross unrealized loss	(428,156)

Net unrealized security gain	$56,383,306

The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales.

9. SUBSEQUENT EVENTS

Legal Proceedings — A purported class and derivative action lawsuit was filed on April 2, 2004 in the United States District Court for the Southern District of New York against GSAM and certain related parties, including certain Goldman Sachs Funds and the Trustees and Officers of the Trust. The action alleges violations of the Act, the Investment Advisers Act of 1940 and common law breach of fiduciary duty. The complaint alleges, among other things, that during the Class Period, GSAM charged the Goldman Sachs Funds improper Rule 12b-1 fees; made improper brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds; and made untrue statements of material fact in registration statements and reports filed pursuant to the Act. Based on currently available information, GSAM believes that the likelihood that the purported class action lawsuit will have a material adverse financial impact on the Funds is remote, and the pending action is not likely to materially affect its ability to provide investment management services to its clients, including the Goldman Sachs Funds.

 GOLDMAN SACHS RESEARCH SELECT FUND

Notes to Financial Statements (continued)

February 29, 2004 (Unaudited)

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months
	Ended February 29, 2004
	(Unaudited)

	Shares	Dollars

Class A Shares
Shares sold	290,798	$1,737,676
Shares repurchased	(3,213,733)	(19,356,820)

	(2,922,935)	(17,619,144)

Class B Shares
Shares sold	137,061	808,504
Shares repurchased	(3,467,014)	(20,242,470)

	(3,329,953)	(19,433,966)

Class C Shares
Shares sold	81,694	479,822
Shares repurchased	(2,261,717)	(13,200,454)

	(2,180,023)	(12,720,632)

Institutional Shares
Shares sold	8,643	49,676
Shares repurchased	(49,442)	(300,448)

	(40,799)	(250,772)

NET DECREASE	(8,473,710)	$(50,024,514)

GOLDMAN SACHS RESEARCH SELECT FUND

10. SUMMARY OF SHARE TRANSACTIONS (continued)
Share activity is as follows:

	For the Year
	Ended August 31, 2003

	Shares	Dollars

Class A Shares
Shares sold	617,391	$3,145,550
Shares repurchased	(8,289,690)	(41,316,307)

	(7,672,299)	(38,170,757)

Class B Shares
Shares sold	646,179	3,262,177
Shares repurchased	(7,275,581)	(35,588,592)

	(6,629,402)	(32,326,415)

Class C Shares
Shares sold	454,121	2,232,041
Shares repurchased	(5,523,721)	(27,075,456)

	(5,069,600)	(24,843,415)

Institutional Shares
Shares sold	11,487	58,603
Shares repurchased	(559,052)	(2,850,977)

	(547,565)	(2,792,374)

NET DECREASE	(19,918,866)	$(98,132,961)

 GOLDMAN SACHS RESEARCH SELECT FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout each Period

		Income (loss) from
		investment operations

	Net asset	Net
	value,	investment	Net realized	Total from
	beginning	income	and unrealized	investment
	of period	(loss)(c)	gain (loss)	operations

FOR THE SIX MONTHS ENDED FEBRUARY 29, (Unaudited)

2004 - Class A Shares	$5.65	— (d)	$0.75	$0.75
2004 - Class B Shares	5.52	(0.03)	0.73	0.70
2004 - Class C Shares	5.52	(0.03)	0.74	0.71
2004 - Institutional Shares	5.73	0.01	0.74	0.75
2004 - Service Shares	5.64	(0.01)	0.75	0.74
FOR THE YEARS ENDED AUGUST 31,

2003 - Class A Shares	4.99	(0.02)	0.68	0.66
2003 - Class B Shares	4.90	(0.05)	0.67	0.62
2003 - Class C Shares	4.91	(0.05)	0.66	0.61
2003 - Institutional Shares	5.03	— (d)	0.70	0.70
2003 - Service Shares	4.98	(0.02)	0.68	0.66

2002 - Class A Shares	7.07	(0.04)	(2.04)	(2.08)
2002 - Class B Shares	7.01	(0.08)	(2.03)	(2.11)
2002 - Class C Shares	7.02	(0.08)	(2.03)	(2.11)
2002 - Institutional Shares	7.11	(0.01)	(2.07)	(2.08)
2002 - Service Shares	7.07	(0.04)	(2.05)	(2.09)

2001 - Class A Shares	10.77	(0.06)	(3.64)	(3.70)
2001 - Class B Shares	10.76	(0.13)	(3.62)	(3.75)
2001 - Class C Shares	10.77	(0.13)	(3.62)	(3.75)
2001 - Institutional Shares	10.78	(0.03)	(3.64)	(3.67)
2001 - Service Shares	10.78	(0.08)	(3.63)	(3.71)
FOR THE PERIOD ENDED AUGUST 31,

2000 - Class A Shares (commenced June 19, 2000)	10.00	(0.02)	0.79	0.77
2000 - Class B Shares (commenced June 19, 2000)	10.00	(0.04)	0.80	0.76
2000 - Class C Shares (commenced June 19, 2000)	10.00	(0.04)	0.81	0.77
2000 - Institutional Shares (commenced June 19, 2000)	10.00	(0.01)	0.79	0.78
2000 - Service Shares (commenced June 19, 2000)	10.00	(0.02)	0.80	0.78

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Less than $.005 per share.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RESEARCH SELECT FUND

							Ratios assuming no
							expense reductions

					Ratio of		Ratio of		Ratio of
		Net assets	Ratio of		net investment		total		net investment
Net asset		at end of	net expenses		income (loss)		expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(a)	(in 000s)	net assets		net assets		net assets		net assets		rate

$6.40	13.27%	$98,672	1.50	%(b)	(0.13	)% (b)	1.55	%(b)	(0.18	)% (b)	23%
6.22	12.68	132,678	2.25	(b)	(0.88	)(b)	2.30	(b)	(0.93	)(b)	23
6.23	12.86	54,382	2.25	(b)	(0.88	)(b)	2.30	(b)	(0.93	)(b)	23
6.48	13.09	2,916	1.10	(b)	0.27	(b)	1.15	(b)	0.22	(b)	23
6.38	13.12	14	1.60	(b)	(0.22	)(b)	1.65	(b)	(0.27	)(b)	23

5.65	13.23	103,749	1.52		(0.35)		1.58		(0.41)		121
5.52	12.65	136,103	2.27		(1.10)		2.33		(1.16)		121
5.52	12.42	60,290	2.27		(1.10)		2.33		(1.16)		121
5.73	13.92	2,810	1.12		0.04		1.18		(0.02)		121
5.64	13.25	13	1.62		(0.43)		1.68		(0.49)		121

4.99	(29.42)	129,737	1.51		(0.57)		1.54		(0.60)		107
4.90	(30.10)	153,395	2.26		(1.32)		2.29		(1.35)		107
4.91	(30.06)	78,434	2.26		(1.32)		2.29		(1.35)		107
5.03	(29.25)	5,220	1.11		(0.18)		1.14		(0.21)		107
4.98	(29.56)	11	1.61		(0.66)		1.64		(0.69)		107

7.07	(34.35)	304,677	1.50		(0.73)		1.53		(0.76)		171
7.01	(34.85)	303,539	2.25		(1.48)		2.28		(1.51)		171
7.02	(34.82)	169,576	2.25		(1.48)		2.28		(1.51)		171
7.11	(34.04)	17,077	1.10		(0.32)		1.13		(0.35)		171
7.07	(34.35)	13	1.60		(0.91)		1.63		(0.94)		171

10.77	7.70	217,861	1.50	(b)	(1.04	)(b)	2.05	(b)	(1.59	)(b)	5
10.76	7.60	201,437	2.25	(b)	(1.79	)(b)	2.80	(b)	(2.34	)(b)	5
10.77	7.70	96,393	2.25	(b)	(1.78	)(b)	2.80	(b)	(2.33	)(b)	5
10.78	7.80	12,677	1.10	(b)	(0.50	)(b)	1.65	(b)	(1.05	)(b)	5
10.78	7.70	12	1.60	(b)	(1.13	)(b)	2.15	(b)	(1.68	)(b)	5

(This page intentionally left blank)

FUNDS PROFILE

Goldman Sachs Funds

THE GOLDMAN SACHS ADVANTAGE

Our goal is to deliver:

Strong, Consistent Investment Results
- Global Resources and Global Research
- Team Approach
- Disciplined Processes

Innovative, Value-Added Investment Products
- Thoughtful Solutions
- Risk Management

Outstanding Client Service
- Dedicated Service Teams
- Excellence and Integrity

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, **Goldman Sachs Asset Management, L.P.** and other units of the **Investment Management Division** of Goldman Sachs serve a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $375.7 billion in assets under management as of December 31, 2003 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.

GOLDMAN SACHS FUNDS

In building a globally diversified portfolio, you can select from more than 50 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.


INTERNATIONAL EQUITY
Higher Risk/Return
DOMESTIC EQUITY
ASSET ALLOCATION PORTFOLIOS
SPECIALTY
FIXED INCOME
MONEY MARKET
Lower Risk/Return

International Equity Funds
- Asia Growth Fund
- Emerging Markets Equity Fund
- International Growth Opportunities Fund
- Japanese Equity Fund
- European Equity Fund
- International Equity Fund
- CORE℠ International Equity Fund

Domestic Equity Funds
- Small Cap Value Fund
- CORE℠ Small Cap Equity Fund
- Mid Cap Value Fund
- Concentrated Growth Fund
- Growth Opportunities Fund
- Research Select Fund℠
- Strategic Growth Fund
- Capital Growth Fund
- Large Cap Value Fund
- Growth and Income Fund
- CORE℠ Large Cap Growth Fund
- CORE℠ Large Cap Value Fund
- CORE℠ U.S. Equity Fund

Specialty Funds
- Internet Tollkeeper Fund℠
- CORE℠ Tax-Managed Equity Fund
- Real Estate Securities Fund

Asset Allocation Funds
- Balanced Fund
- Asset Allocation Portfolios

Fixed Income Funds
- Emerging Markets Debt Fund
- High Yield Fund
- High Yield Municipal Fund
- Global Income Fund
- Investment Grade Credit Fund
- Core Fixed Income Fund
- U.S. Mortgages Fund
- Municipal Income Fund
- Government Income Fund
- Short Duration Tax-Free Fund
- Short Duration Government Fund
- Ultra-Short Duration Government Fund
- Enhanced Income Fund

Money Market Funds[1]

[1] An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

The Goldman Sachs Research Select Fund℠, Internet Tollkeeper Fund℠ and CORE℠ are service marks of Goldman, Sachs & Co.

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, 32ND FLOOR, NEW YORK, NEW YORK 10005 TRUSTEESOFFICERS Ashok N. Bakhru, ChairmanKaysie P. Uniacke, President John P. Coblentz,Jr.James A. Fitzpatrick,Vice President Patrick T. HarkerJames A. McNamara,Vice President James A.McNamaraJohn M. Perlowski, Treasurer Mary Patterson McPhersonHoward B. Surloff, Secretary Alan A. Shuch Wilma J.Smelcer Richard P. Strubel Kaysie P.Uniacke GOLDMAN, SACHS & CO.GOLDMAN SACHS ASSET MANAGEMENT,L.P. Distributor and Transfer AgentInvestment Adviser Visit our Web site at www.gs.com/funds to obtain the most recent month-end returns The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed. A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission Web site at http://www.sec.gov. This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus for the Fund. Please consider a fund’s objectives, risks, and charges and expenses,and read the Prospectus carefully before investing. Holdings are as of February 29, 2004 and are subject to change in the future. Fund holdings of stocks or bonds should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. The Fund is subject to the risk of rising and falling stock prices. In recent years, the U.S. stock market has experienced substantial price volatility. The Fund may participate in the Initial Public Offering (IPO) market, and a portion of the Fund’s returns consequently may be attributable to its investment in IPOs, which may have a magnified impact due to the Fund’s small asset base. As the Fund’s assets grow, it is probable that the effect of the Fund’s investment in IPOs on its total returns may not be as significant. Goldman, Sachs & Co. is the distributor of the Fund. Goldman Sachs Research Select FundSM is a service mark of Goldman, Sachs & Co. Copyright 2004 Goldman, Sachs & Co. All rights reserved. Date of first use: April 29, 2004 / 04-516RESSAR / 34.0K / 04-04

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to the semi-annual report for the period ended February 29, 2004.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable to the semi-annual report for the period ended February 29, 2004.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 10.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123 04-002984)

(a)(2)	Exhibit 99.CERT Exhibit 99.906CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

/s/ Kaysie Uniacke

By: Kaysie Uniacke
Chief Executive Officer of
Goldman Sachs Trust

Date: May 3, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Kaysie Uniacke
By: Kaysie Uniacke
Chief Executive Officer of
Goldman Sachs Trust

Date: May 3, 2004

/s/ John M. Perlowski
By: John M. Perlowski
Chief Financial Officer of
Goldman Sachs Trust

Date: May 3, 2004